                                 Exhibit 10(o)

                                 LEASE GUARANTY

                                      FROM

                         MATERIAL SCIENCES CORPORATION

                                       TO

                         CORPORATE PROPERTY ASSOCIATES

                                      and

                        CORPORATE PROPERTY ASSOCIATES 2

                                      and

                                      to

                            CREDITANSTALT-BANKVEREIN
                               (New York Branch)

                            Dated as of May 30, 1986

                               Table of Contents

                                                                                 Page
                                                                                 ----
SECTION 1.     Guaranty ........................................................   2
     1.1.      Guaranty of Payment and Performance .............................   2
     1.2       MSC's Obligations Absolute ......................................   3
     1.3       Waiver ..........................................................   4
     1.4       Waiver of Subrogation ...........................................   5

SECTION 2.     Representations and Warranties ..................................   5
     2.1       Organization and Standing of MSC ................................   5
     2.2       Subsidiaries ....................................................   5
     2.3       Qualification ...................................................   6
     2.4       Financial Statements ............................................   6
     2.5       Changes .........................................................   7
     2.6       Title to Properties; Liens ......................................   7
     2.7       Tax Returns and Payments ........................................   8
     2.8       Litigation ......................................................   8
     2.9       Compliance with Other Instruments ...............................   9
     2.10.   (a) Relationship of Vested Benefits to Pension Plan Assets .......   10
     2.11      Governmental Consent ...........................................   11
     2.12      Indebtedness ...................................................   11
     2.13      Disclosure .....................................................   11

SECTION 3.     Accounting; Financial Statements and Other Information .........   12

SECTION 4.     Inspection .....................................................   14

SECTION 5.     Presentation of Corporate Existence ............................   15

SECTION 6.     Insurance ......................................................   15

SECTION 7.     Indebtedness ...................................................   15

SECTION 8.     Business .......................................................   15

SECTION 9.     Transactions with Affiliates ...................................   16

SECTION 10.    Certain Definitions ............................................   16

SECTION 11.    Term of Agreement .............................................. 18

SECTION 12.    Notices ........................................................ 18

SECTION 13.    Remedies ....................................................... 19

SECTION 14.    Amendments and Waivers; Severability ........................... 19

SECTION 15.    Survival of Agreements ......................................... 20

SECTION 16.    Miscellaneous .................................................. 20

          THIS LEASE GUARANTY, dated as of May 30, 1986, by MATERIAL SCIENCES CORPORATION ("MSC"), a Delaware corporation, to CORPORATE PROPERTY ASSOCIATES, a California limited partnership, and CORPORATE PROPERTY ASSOCIATES 2, a California limited partnership, jointly and severally as tenants-in-common (hereinafter jointly and severally referred to as "Lessor"), and to CREDITANSTALT-BANKVEREIN (New York Branch) (hereinafter, "Lender"), as their respective interests may appear.

                              W I T N E S S E T H:

          WHEREAS, MSC is the owner of all of the issued and outstanding common stock of PRE FINISH METALS INCORPORATED, an Illinois corporation ("PFM");

          WHEREAS, PFM has entered into a Lease and Agreement, dated as of December 1, 1980 with Lessor's predecessor in interest, Line 6 Corp. (the "12/1/80 Lease"), which has been amended by a First Amendment To Lease and Agreement, dated as of the date hereof (the "Lease Amendment"), between Lessor and PFM (the 12/1/80 Lease as so amended by such Lease Amendment, being hereinafter called the "Lease"), relating to the leasing of the Premises referred to in the Lease;

          WHEREAS, Lessor has requested Lender to make a mortgage loan to Lessor in order to refinance certain existing indebtedness covering a portion of the Premises and to provide funds for the acquisition of another portion of the Premises (such loan being hereinafter referred to as the "Loan");

          NOW, THEREFORE, in order to induce Lessor to enter into the Lease Amendment and Lender to make the Loan, and in consideration of the premises, the parties hereto agree as follows (each defined term used in this Agreement has the meaning therefor set forth in the Agreement, or, if not so set forth, the meaning therefor set forth in the Lease):

          SECTION 1.     Guaranty.
                         --------

          1.1. Guaranty of Payment and Performance. (a) MSC hereby
               -----------------------------------
unconditionally guarantees to Lessor the due and punctual payment of all sums stated in Lease to be payable by PFM ("Rent"), when and as the same shall become due and payable during or after the expiration or earlier termination of the Term. Such guaranty is an absolute, unconditional, present and continuing irrevocable guaranty of payment and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from PFM, any attempt to realize upon any or all security existing at any time for the benefit of Lessor or upon any other condition or contingency. If PFM shall fail to pay punctually any Rent when and as the same shall become due and payable, MSC will immediately pay the same to Lessor or to any other person to whom the same is due and payable. Should Lessor or Lender be obligated by any bankruptcy or other law to repay to PFM or MSC or to any trustee, receiver or other representative of either of them, any amounts previously paid, then this Agreement shall be reinstated in the amounts of such repayment. Neither Lessor nor Lender shall be required to litigate or otherwise dispute its obligation to make such repayments if it in good faith and on the advice of counsel believes that such obligation exists.

          (b) MSC unconditionally guarantees that PFM will duly perform and comply with all of the terms of the Lease which are required to be performed or complied with by PFM. In case PFM shall fail so to perform or comply with any such term, whether or not such failure shall constitute a Default or an Event of Default, MSC, upon receipt of notice of such failure

(regardless of the source of such notice), will promptly perform or comply with such term or cause the same to be performed or complied therewith.

          1.2  MSC's Obligations Absolute.  The obligations of MSC under this
               --------------------------
Agreement are absolute, unconditional, present and continuing and irrevocable, are not subject to any counterclaim, set-off, deduction or defense based upon any claim MSC may have against PFM or Lessor or Lender and shall remain in full force and effect without regard to, and shall not be impaired or affected, except to the extent otherwise specifically agreed by Lessor and Lender, by:

          (a) any extension or indulgence in respect of the payment of Rent or any part thereof, or any prepayment of any part; or

          (b) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any of the terms of the Lease, or any other agreement which may be made relating to the Lease; or

          (c) any waiver, indulgence, compromise, release or consent or other action or inaction in respect of any of the terms of the Lease; or

          (d) any exercise or non-exercise by Lessor of any right, power or remedy under or in respect of the Lease; or any waiver of any such right, power or remedy or of any default in respect of the Lease; or any amendment, whether or not material, to the Lease; or

          (e) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, or liquidation of PFM; or

          (f) any limitation of the liability of PFM under the Lease which may now or hereafter be imposed by any statute, regulation or rule of law, or any invalidity, illegality, lack of binding effect or unenforceability, in whole or in part, of the Lease or any term thereof; or

          (g) any merger or consolidation of PFM into or with any other Person, or any sale, lease or transfer of any or all of the assets of PFM to any other Person; or

          (h) any defect in the title of PFM to any of its property or the failure of the Lessor to record properly the Lease or to file properly any financing statement with respect thereto; or

          (i) absence of any notice to, or knowledge by, MSC of the existence or occurrence of any of the matters or events set forth in the foregoing paragraphs
(a) through (h); or

          (j) any other circumstance similar or dissimilar to any of the foregoing which might now or hereafter constitute a legal or equitable discharge or defense of a guarantor, other than payment and performance in full of all of the obligations of PFM under the Lease.

          1.3  Waiver.  MSC unconditionally waives (a) notice of any of the
               ------
matters referred to in Section 1.2, (b) all notices which may be required by statute, rule of law or otherwise, to preserve intact any rights of Lessor or Lender against MSC, including, without limitation, any demand, presentment and protest, notice of acceptance, proof of notice of non-payment under the Lease, and notice of any failure on the part of PFM to perform and comply with any covenant, agreement, term or condition of the Lease, (c) any right to the enforcement, assertion or exercise by Lessor or Lender of any right, power or remedy conferred in the Lease or otherwise, (d) any requirement of diligence on the part of Lessor or Lender, and (e) any requirement on the part of Lessor or Lender to mitigate the damages resulting from default under the Lease.

          1.4  Waiver of Subrogation.  In the event MSC shall at any time pay
               ---------------------
any sums on account of the Rent or take any other action in performance of its obligations under this Agreement, MSC shall notify Lessor and Lender of such payment and/or performance and MSC shall have no rights, by way of subrogation or otherwise, to the rights of Lessor or Lender and MSC hereby waives all such rights of subrogation and all rights of reimbursement or indemnity whatsoever and all rights of recourse to any security for the Lease unless and until all of the payment and performance obligations of PFM which are then due shall have been paid and performed in full.

          SECTION 2.    Representations and Warranties. MSC represents and
                        ------------------------------
warrants to Lessor and Lender as follows:

          2.1  Organization and Standing of MSC.  MSC is a corporation duly
               --------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority necessary to own and operate its properties and to carry on its business as now conducted and presently proposed to be conducted, to enter into this Agreement, and to carry out the terms hereof.

          2.2  Subsidiaries.  Each Subsidiary of MSC is duly organized, validly
               ------------
existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority necessary to own and operate its properties and to carry on its business. All of the issued and outstanding shares of capital stock of each Subsidiary of MSC have been duly and validly issued, are fully paid and non-assessable. Each of MSC and its

Subsidiaries own 100% of the securities of each Subsidiary owned by it, which securities are free and clear of any mortgage, pledge, lien, security interest, encumbrance or charge. PFM is a Subsidiary.

          2.3  Qualification.  MSC and its Subsidiaries are duly qualified,
               -------------
licensed at domesticated and in good standing as foreign corporations duly authorized to do business in all jurisdictions wherein the character of the properties owned or the nature of the activities conducted makes such qualification, licensing or domestication necessary and where the failure to so qualify would have a material adverse effect upon the condition of MSC or of any of its Subsidiaries.

          2.4  Financial Statements.  MSC has furnished Lessor and Lender with
               --------------------
complete and correct copies of consolidated balance sheets of MSC and its Subsidiaries as at its fiscal year end in each of the years 1985 and 1984, inclusive, and the related statements of income, stockholders, investments and changes in financial position for the fiscal years then ended, accompanied by the reports thereon of Arthur Andersen & Co., independent public accountants. Such financial statements have been prepared in accordance with generally accepted accounting principles, reflect all known liabilities of such corporations, including all contingent liabilities, and present fairly the financial position of such corporations as at such dates and the results of their operations for the periods indicated, in conformity with generally accepted accounting principles consistently applied. It is the intent of this Agreement that unless the context hereof shall clearly express a contrary intent the financial statements or financial conditions referred to herein mean the consolidated financial statement or financial conditions of

MSC and its Subsidiaries determined in a manner consistent with the financial statements referred to hereinabove.

          2.5  Changes. Since February 28, 1996, there has been no change in the
               -------
assets, liabilities or financial condition of MSC and its Subsidiaries other than changes contemplated hereby and changes in the ordinary course of business which have not been, either in any case or in the aggregate, material and adverse, and neither the financial condition, business or operations of MSC and its Subsidiaries nor any of their respective properties or assets have been materially and adversely affected by any occurrence or development, whether or not insured against. It is agreed and understood that changes since February 28, 1986 shown on Exhibit A hereto shall be deemed to be in the ordinary course of business and not be deemed materially adverse.

          2.6  Title to Properties; Liens.  MSC and its subsidiaries have good
               --------------------------
and sufficient title to their respective properties and assets, including those shown on the balance sheet as at February 28, 1986, referred to in Section 2.4, and those acquired since such date (except properties and assets disposed of since such date in the ordinary course of business or for fair consideration), subject to no mortgage, pledge, lien, security interest, lease, encumbrance or charge except those disclosed in footnotes to MSC's financial statements or contemplated by this Agreement. MSC and its Subsidiaries possess all patents, patent rights or licenses, trademarks, trademark rights, trade names, trade name rights, and copyrights which are required to conduct their respective businesses as now conducted or as proposed to be conducted without known conflict with the rights of others. None of the properties or assets the value of which is reflected in such balance sheet is held by MSC or any Subsidiary as lessee under any lease (other than capitalized lease obligations) or as conditional vendee under any conditional sale or other title retention agreement.

          2.7  Tax Returns and Payments.  All tax returns and reports of MSC
               ------------------------
and its Subsidiaries required by law to be filed through the date hereof have been duly filed, and all taxes, assessments, fees and other governmental charges upon MSC and its Subsidiaries or upon any of their properties, assets, income or franchises which are due and payable have been paid, other than those presently payable without penalty or interest, together with those whose payment is being legally contested by MSC or its Subsidiaries, the amounts of which, either in any case or in the aggregate, do not materially and adversely affect the business, operation, affairs or condition (financial or otherwise) of MSC and its Subsidiaries or any of their respective properties or assets. All such tax returns were prepared in accordance with standards customarily used in preparing similar returns by persons engaged in businesses similar to those of MSC and its Subsidiaries and all such returns were prepared in a proper manner in accordance with applicable law and regulations. MSC and its Subsidiaries have provided adequate reserves for the payment of all Federal and state income taxes the payment of which is not yet due. There is no unpaid assessment for Federal income tax liability of MSC and its Subsidiaries for any period. The Federal income tax liability of MSC and its Subsidiaries has been finally determined through the fiscal year ended February 28, 1982.

          2.8  Litigation.  There is no action, suit, proceeding or
               ----------
investigation pending or, to the best knowledge of MSC, threatened (or any basis therefor) which either in any case or in the aggregate might result in any material adverse change in the financial conditions, business or operations of MSC and its Subsidiaries or in any of their respective properties or assets, or in any material impairment of the right or ability of MSC or any of its Subsidiaries to carry and their respective businesses substantially as now conducted and as presently proposed to be conducted, or in any material liability (whether or not covered by insurance) an the part of MSC or any of its Subsidiaries to carry on their respective businesses substantially as now conducted and as presently proposed to be conducted, or in any material liability (whether or not covered by insurance) on the part of MSC or any of its Subsidiaries, or which questions the validity of this Agreement or of any action taken or to be taken in connection with the transactions contemplated hereby.

          2.9  Compliance with Other Instruments.  Neither MSC nor any of its
               ---------------------------------
Subsidiaries is a party to, bound by, or subject to or in violation of any deed, franchise, indenture, lease, mortgage, security agreement, permit, pledge, contract or agreement of any nature whatsoever or, to the best of MSC's knowledge after due inquiry having been made, any license or instrument, or subject to any corporate restriction or to any order, rule, regulation, writ, injunction or decree of any court or governmental authority or to any statute which or which may in the future (so far as MSC can presently reasonably foresee) materially and adversely affect the business, operations, financial condition, properties or assets of MSC or any Subsidiary. Neither the execution, delivery or performance of this Agreement nor compliance herewith (a) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (i) the charter documents or by-laws of MSC or any Subsidiary, (ii) any law or any order, rule, regulation, writ, injunction or decree of any court or governmental authority, or (iii) any deed, franchise, indenture, license, lease, instrument, mortgage, security agreement, permit, pledge, contract or agreement of any nature whatsoever to which MSC or any Subsidiary is a party, by which it is bound or to which it is subject or, to the extent of any such conflict, breach or default, a valid waiver or consent has been obtained or
(b) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of MSC or any Subsidiary as a consequence thereof.

          2.10. (a) Relationship of Vested Benefits to Pension Plan Assets.  The
                    ------------------------------------------------------
present value of all benefits vested under all "employee pension benefit plans", as such term is defined in Section 3 of the Employment Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), maintained by MSC and its Subsidiaries, as from time to time in effect (herein called the "Pension Plans"), do not exceed the value of the assets of the Pension Plans allocable to such vested benefits by more than $500,000.

          (b)   Prohibited Transactions.  None of the Pension Plans and no
                -----------------------
trusts created thereunder, and no trustee or administrator thereof, has engaged in a "prohibited transaction", as such term is defined in Section 4175 of the Internal Revenue Code of 1954, as amended,. which could subject the Pension Plans or any of them, any such trust, or any trustee or administrator thereof, or any party dealing with the Pension Plans or any such trust to the tax or penalty on prohibited transactions imposed by said Section 4975.

          (c)   Reportable Events.  None of the Pension Plans and none of such
                -----------------
trusts have been terminated. There have been no "reportable events", as that term is defined in Section 4043 of ERISA, since the effective date of ERISA.

          (d)   Accumulated Funding Deficiency. None of the Pension Plans and no
                ------------------------------
such trusts have incurred any "accumulated funding deficiency", as such term is defined in Section 302 of ERISA (whether or not waived), since the effective date of ERISA.

          2.11  Governmental Consent.  No consent, approval or authorization of
                --------------------
or registration, qualification, designation. declaration or filing with any governmental authority on the part of MSC or any of its Subsidiaries is required in connection with the execution, delivery and performance of or compliance with this Agreement or the consummation of any other transaction contemplated hereby.

          2.12  Indebtedness.  Neither MSC nor any of its Subsidiaries is in
                ------------
default in respect of any outstanding indebtedness or any instrument or agreement relating thereto.

          2.13  Disclosure.  None of this Agreement, the financial statements
                ----------
referred to in Section 2.4 or any certificate or written statement furnished to Lessor or Lender by or on behalf of MSC in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact the omission of which makes the statements contained herein or therein misleading. There is no presently known fact which materially and adversely effect or in the future may (so far as MSC can now foresee) materially and adversely affect the business, financial condition or operations of MSC or any of its Subsidiaries or any of their respective properties or assets which has not been disclosed to Lessor and Lender in writing by or on behalf of MSC.

          SECTION 3.  Accounting; Financial  Statements and  Other Information.
                      --------------------------------------------------------
MSC will maintain and cause each of its subsidiaries to maintain a uniform system of accounting established and administered in accordance with generally accepted accounting principles, and will set aside and cause each of its Subsidiaries to set aside on its books all such proper reserves for each fiscal year for depreciation, obsolescence and amortization and other purposes as shall be required by generally accepted accounting principles. MSC will deliver to Lessor and Lender:

          (a) as soon as practicable after the end of each of the first three quarterly fiscal periods of each fiscal year of MSC, and in any event within 45 days thereafter, consolidated balance sheets of MSC and its Subsidiaries as at the end of such period and consolidated statements of income and of surplus of MSC and its Subsidiaries for such period and (in the case of the second and third quarterly periods) for the portion of the current fiscal year to the end of such period, setting forth in each case, in comparative form, the figures for the corresponding period (or periods) of the previous fiscal year, all in reasonable detail and certified by the principal financial officer of MSC as being complete and as fairly presenting the financial position of MSC and its Subsidiaries and results of their operations for the period then ended, subject only to changes resulting from year-end audit adjustments;

          (b) as soon as practicable after the end of each fiscal year of MSC, and in any event within 90 days thereafter, a consolidated balance sheet of MSC and its Subsidiaries as at the end of such year and a consolidated statement of income and of surplus of MSC and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by, in respect of the consolidated financial statements, the report and opinion thereon of independent public accountants of recognized national standing selected by MSC, whose opinion shall be prepared in accordance with generally accepted auditing standards relating to reporting and shall be based upon an examination by such accountants of the accounts of MSC and all of its Subsidiaries;

          (c) together with each delivery of financial statements referred to in subdivisions (a) and (b) above, an Officers' Certificate of MSC (i) stating that each of the persons signing such Certificate has reviewed the relevant terms of this Agreement and the Lease and has made, or caused to be made under his supervision, an adequate review of the transaction and condition of MSC and its Subsidiaries during the fiscal period covered by such financial statements, and (ii) stating that such review has not disclosed the existence during such period nor does either of the Persons signing such Certificate have knowledge of the existence, as at the date of such Certificate, of any Default or Event of Default, or, if any Default or Event of Default existed or exists, specifying the nature and period of existence thereof and the action MSC has taken or is taking or proposes to take with respect thereto;

          (d) promptly upon receipt thereof, copies of all reports, if any, submitted to MSC by independent accountants in connection with each annual or interim audit of the books of MSC or any of its Subsidiaries made by such Accountants;

          (e) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by MSC or at any of its Subsidiaries to stockholders and of (i) all regular and periodic reports, if any, filed by MSC or any of its

     Subsidiaries and (ii) all substantive communications, if any, and all information and reports filed with, or provided to any securities exchange or the Securities and Exchange Commission or any governmental authority succeeding to any of the functions of such Commission;

          (f) prompt written notice of (i) any litigation involving a claim of more that $500,000 against MSC or any of its Subsidiaries, or (ii) any matter which, in the opinion of MSC, might have a material and adverse effect an the financial condition, business, operations or prospects of MSC or any of its Subsidiaries;

          (g) forthwith upon any officer of MSC obtaining knowledge of any actual or claimed Default or Event of Default, a certificate of such officer specify the nature and period of existence thereof and what action MSC has taken, is taking or proposes to take with respect thereto; and

          (h) as soon as practicable, all such other information and data with respect to the business, affairs or condition of MSC at any of its Subsidiaries as from time to time may reasonably be requested.

          SECTION 4.  Inspection.  MSC will permit any authorized representative
                      ----------
designated by Lessor or Lender, to visit and inspect, at its own expense, any of the properties of MSC or any of its Subsidiaries, including its and their books (and to make copies thereof or extracts therefrom), and to discuss its and their affairs, finances and accounts with its and their officers, all at such reasonable times and as often to may be reasonably requested. Lessor and Lender are hereby authorized to deliver any documents, or copies thereof, received by Lessor or Lender from MSC pursuant to any provision of this Agreement or in connection with any of the transactions contemplated hereby to any governmental body having or acquiring jurisdiction over Lessor or Lender which may request or require the same. Lessor and Lender agree, subject to the foregoing, to use their best efforts to maintain the confidentiality of information specified as confidential relating to, and received from, MSC and its Subsidiaries pursuant to this Agreement.

          SECTION 5.  Presentation of Corporate Existence. MSC will at all times
                      -----------------------------------
preserve and keep in full force and effect its corporate existence.

          SECTION 6.  Insurance. MSC will maintain or cause to be maintained,
                      ---------
with financially sound and reputable unaffiliated insurers, insurance in respect of the properties and business of MSC and its Subsidiaries against loss or damage of the kinds customarily insured against by companies conducting similar business with respect to like properties.

          SECTION 7.  Indebtedness. MSC will not, and will not permit any
                      ------------
Subsidiary to, default (as principal or guarantor or other surety) in the payment of any principal of or premium, if any, or interest on any Indebtedness or with respect to any term of any evidence of any such Indebtedness or of any mortgage or indenture relating thereto.

          SECTION 8.  Business. MSC will not engage on a consolidated basis in
                      --------
any business other than the application of paints and other coatings to flexible substrates for functional and aesthetic use in a wide range of industries, consulting and engineering services rendered to others and research and development activities for its own use and for sale to others within the primary and finished metal process industry and the investment in, management of and disposal of companies involved in emerging materials technology, without the prior written consent of Lessor and Lender. MSC shall not dispose of any of the shares of stock of PFM and shall not permit PFM to engage in any business other than the business in which PFM is engaged on the date of this Agreement and others which are directly related and incidental thereto and will not permit PFM to dispose of any of its assets other than in the ordinary course of business or due to the obsolescence thereof provided that any such obsolescent assets which are so disposed of shall be replaced with assets of equivalent value such replacements are reasonably required for the ongoing conduct of PFM's business.

          SECTION 9.  Transactions with Affiliates. MSC will not enter into any
                      ----------------------------
transaction, including, without limitation, the purchase, sale or exchange of property, tax consolidation, or consolidation, or the rendering of any service, with any Affiliate except in the ordinary course of and pursuant to the reasonable requirements of MSC's business and upon fair and reasonable terms no less favorable to MSC than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

          SECTION 10. Certain Definitions. "Affiliate" means a Person (other
                      -------------------
than a Restricted Subsidiary) (1) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, MSC, (2) which beneficially owns or holds 5% or more of any class of the voting stock of MSC or (3) 5% or more of the voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by MSC or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the Management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Indebtedness" of any corporation shall mean (i) all items ("except items of capital stock, surplus or retained earnings) which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet of such corporation as at the date on which Indebtedness is to be determined, (2) all indebtedness secured by any mortgage, lien, charge or encumbrance on, or security interest in, or pledge of, or conditional sale or other title retention agreement, (including any lease in the nature thereof) in respect of any property or asset of such corporation existing at such date or any property or asset then held by such corporation subject thereto, whether or not the indebtedness secured thereby shall have been assumed, (3) any direct or indirect liability of such corporation in respect of any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit of negotiable instruments in the ordinary course of business) or discounted with recourse by such corporation, or in any other manner guaranteed by such corporation through any agreement (contingent or otherwise) (a) to purchase, repurchase, or otherwise acquire such obligation or any security therefor, or (b) to provide funds for the payment or discharge of such obligation or any other liability of the obligor thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or (c) to maintain the solvency or any balance sheet or other financial condition of such obligor, or (d) to make payment for any products, materials or supplies or for any transportation or services, regardless of the non-delivery or non-furnishing thereof, for the primary purpose of assuring the payment or discharge of such obligation, or (a) to provide assurance in any other manner that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the owner of such obligation will be protected against loss in respect thereof.

     "Restricted Subsidiary" shall mean, as to a particular parent corporation, any directly or indirectly 100% owned Subsidiary organized under the laws of any state of the United States of America and having substantially all of its assets located within, and operating substantially entirely within, the United States of America, which, in accordance with generally accepted accounting practice, should be consolidated with such parent corporation.

     "Subsidiary" means a corporation of which MSC owns, directly or indirectly, more than 50% of the voting stock.

          SECTION 11.  Term of Agreement. This Agreement, the representatives
                       -----------------
and warranties contained herein, and all guarantees, covenants and agreements of MSC contained herein shall continue in full force and effect and shall not be discharged until such time as all rent shall be paid in full and all of the obligations of PFM under the Lease shall be duly performed. Notwithstanding the foregoing, this Agreement shall terminate when the Note and First Mortgage (as defined in the Lease) and all of the obligations secured thereby have been fully paid and performed. Lender agrees that upon the reasonable written request of either MSC or Lessor made after such payment and performance, Lender will acknowledge in writing that it is no longer a party to this Agreement.

          SECTION 12.  Notices. All notices and other communications hereunder
                       -------
shall be in writing and shall be delivered or mailed by certified mail, postage prepaid, return receipt requested, or by telex or telecopy or private courier service, addressed, if to Lessor, at c/o W.P. Carey & Co., Inc., 689 Fifth Avenue, New York, New York 10022. Attention: Stephen

G. Nordquist, Executive Vice President and Secretary, or at such other address as Lessor shall have furnished to MSC and Lender in writing, or if to MSC, at 2200 Pratt Boulevard, Elk Grove Village, Illinois 60007. Attention: William R. Beattie, Vice President, or at such other address as MSC shall have furnished to Lessor and Lender in writing, or if to Lender, at 717 Fifth Avenue, New York, New York 10022, Attention: Petrina Jones, Vice President, or at such other address as Lender shall have furnished to Lessor and MSC in writing. Any notice so given shall be deemed to have been given on the first business day after the day on which it is received.

          SECTION 13.  Remedies. All remedies afforded to Lessor or Lender by
                       --------
reason of this Agreement are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Lessor or Lender, as the case may be, or not, shall be deemed to be an exclusion of any other remedy available to Lessor or Lender, as the case may be, and shall not limit or prejudice any other legal or equitable remedy which Lessor or Lender, as the case may be, may have. MSC shall pay to Lessor and to Lender, as the case may be, upon demand, all of the costs and expenses, including but not being limited to, reasonable attorneys' fees, incurred by it in connection with the enforcement of this Agreement.

          SECTION 14.  Amendments and Waivers; Severability. (a) Any term of
                       ------------------------------------
this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by Lender and/or Lessor. Any such waiver shall be effective only for the specific instance for which it is given.

     (b) If any provision of this Agreement or the application thereof to any person or circumstances shall to any extent be held void, unenforceable or invalid, then the remainder of this Agreement or the application of such provision to such person or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law. If this Agreement shall be held ineffective or unenforceable by any court of competent jurisdiction. MSC shall be deemed to be a tenant under the Lease with the same force and effect as if MSC were expressly named as a joint tenant therein with joint and several liability.

          SECTION 15.  Survival of Agreements. All Agreements, representations
                       ----------------------
and warranties contained herein or made in writing by or on behalf of MSC in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, and any investigation at any time made by Lessor or Lender or on behalf of Lessor or Lender. All statements contained in any certificate or other instrument or document delivered by or on behalf of MSC pursuant hereto shall be deemed representations and warranties by MSC hereunder. Except as otherwise expressly stated herein, this Agreement embodies the entire agreement and understanding among Lessor, Lender and MSC and supersedes all prior agreements and understandings relating to the subject matter hereof.

          SECTION 16.  Miscellaneous. (a) This Agreement shall be construed and
                       -------------
enforced in accordance with and governed by the laws of the State of New York.

     (b) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not. MSC acknowledges that Lessor will assign to Lender Lessor's rights under this Agreement. In addition to Lender's rights pursuant to such assignment, if any to the extent that there is an express provision of this Agreement which is for the benefit of Lender then the parties hereto acknowledge and agree that such rights shall be independent of and not derived from Lessor's rights hereunder.

     (c) The Table of Contents and headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     (d) This Agreement may be executed in any number of counterparts, or by different parties in separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     (e) As a further inducement to Lessor to make and enter into the Lease and in consideration thereof and as a further inducement to Lender to make and enter into the Loan and in consideration thereof, MSC hereby waives trial by jury and the right thereto in any action or proceeding of any kind or nature, arising on, under or by reason of or relating to, this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.


                                   MATERIAL SCIENCES CORPORATION



                                   By___________________________________________
                                     Name:  F.J. Lazowski, Jr.
                                     Title: Vice President

                                   By:__________________________________________
                                      Name:  W.R. Beattie
                                      Title: Vice President and Secretary
                                                                          (Seal)


                                   Agreed to and accepted by:

                                   CORPORATE PROPERTY ASSOCIATES

                                   By:   Carey Corporate Property, Inc.,
                                          Corporate General Partner

                                         By:____________________________________
                                            Name:  Stephen G. Nordquist
                                            Title: President

                                         By:____________________________________
                                            Name:  Samuel H. Karsch
                                            Title: Assistant Secretary
                                                                       (Seal)

                                   CORPORATE PROPERTY ASSOCIATES 2

                                   By:   Second Carey Corporate
                                          Property, Inc., Corporate
                                          General Partner

                                         By:____________________________________
                                           Name:  Stephen G. Nordquist
                                           Title: Executive Vice President

                                         By:____________________________________
                                            Name:  Samuel H. Karsch
                                            Title: Assistant Secretary
                                                                      (Seal)


                                   CREDITANSTALT-BANKVEREIN
                                     (New York Branch)

                                         By:____________________________________
                                            Name:  Petrina L. Jones
                                            Title: Vice President

                                         By:____________________________________
                                            Name:  Christian ___________________
                                            Title: Assistant Treasurer
                                                                     (Seal)